EXHIBIT 10.3

AMENDMENT AGREEMENT

This AMENDMENT AGREEMENT (this “Amendment”) is entered into as of May 4, 2007, among Jacobs Engineering Group Inc., a Delaware corporation (the “Company”), certain Subsidiaries of the Company party hereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and each, a “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), each issuer of letters of credit party hereto (collectively, the “L/C Issuers” and individually, a “L/C Issuer”), THE BANK OF NOVA SCOTIA, as Canadian Facility Agent and Canadian Swing Line Lender, and BANK OF AMERICA, N.A., as Administrative Agent and U.S. Swing Line Lender.

The Company, the Designated Borrowers, the Lenders, the L/C Issuers, the Canadian Facility Agent, the Canadian Swing Line Lender, the Administrative Agent and the U.S. Swing Line Lender have entered into a Credit Agreement dated as of December 15, 2005 (as in effect as of the date of this Amendment, the “Credit Agreement”).

The Company has requested that the Swing Line Lenders, the L/C Issuers and the Lenders agree to certain amendments to the Credit Agreement, and the Swing Line Lenders, the L/C Issuers and the Lenders each a party hereto have agreed to such request, subject to the terms and conditions of this Amendment.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1. Definitions; References; Interpretation.

(a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof and in the Consent and Agreement of Guarantors attached hereto) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

(b) As used herein, “Amendment Documents” means this Amendment and the Credit Agreement (as amended by this Amendment).

(c) Each reference to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference contained in the Credit Agreement, and each reference to “the Credit Agreement” and each other similar reference in the other Loan Documents, shall from and after the Effective Date (as defined in Section 2) refer to the Credit Agreement as amended hereby.

(d) The rules of interpretation set forth in Sections 1.02 and 1.05 of the Credit Agreement shall be applicable to this Amendment.

1.

2. Amendments to Credit Agreement. Subject to the terms and conditions hereof, the Credit Agreement is amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 4 (the “Effective Date”):

(a) Amendments to Article I of the Credit Agreement.

(1) The definition of “Applicable Tranche 1 Rate” is amended by replacing the table contained therein with the following table:

Pricing Level	Consolidated Leverage Ratio	Tranche 1 Facility Fee	Letter of Credit Fee		Eurocurrency Rate	Base Rate
			Financial Credit	Performance Credit
I	≤1.25:1	0.0700%	0.2800%	0.19250%	0.2800%	0%
II	>1.25:1 but ≤1.75:1	0.0800%	0.3950%	0.27625%	0.3950%	0%
III	>1.75:1 but ≤2.25:1	0.120%	0.5050%	0.34875%	0.5050%	0%
IV	>2.25:1	0.175%	0.7000%	0.48125%	0.7000%	0%

(2) The definition of “Applicable Tranche 2 Rate” is amended by replacing the table contained therein with the following table:

Pricing Level	Consolidated Leverage Ratio	Tranche 2 Facility Fee	Bankers’ Acceptance Fee	Canadian Prime Rate	Canadian Base Rate
I	≤1.25:1	0.0700%	0.2800%	0%	0%
II	>1.25:1 but ≤1.75:1	0.0800%	0.3950%	0%	0%
III	>1.75:1 but ≤2.25:1	0.120%	0.5050%	0%	0%
IV	>2.25:1	0.175%	0.7000%	0%	0%

(3) The definition of “Maturity Date” is amended in its entirety to read as follows:

“Maturity Date” means May 4, 2012.

3. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) No Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

(b) The execution, delivery and performance by each Borrower of the Amendment Documents have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

2.

(c) The Amendment Documents constitute the legal, valid and binding obligations of each Borrower, enforceable against it in accordance with their respective terms.

(d) All representations and warranties of each Borrower contained in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 3(d) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(e) Each Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

(f) Each Borrower’s obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4. Conditions of Effectiveness.

(a) The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(1) The Administrative Agent shall have received from each Borrower, each of the Tranche 1 Lenders (as to the effectiveness of Section 2(a)(1) and Section 2(a)(3)), each of the Tranche 2 Lenders (as to the effectiveness of Section 2(a)(2) and Section 2(a)(3)), the Swing Line Lenders, the L/C Issuers and the Agents a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Amendment.

(2) The Administrative Agent shall have received the consent, in form and substance satisfactory to the Administrative Agent, of each Subsidiary party to a Guaranty (in its capacity as such) to the execution and delivery hereof by the Borrowers.

(3) The Administrative Agent shall have received evidence of payment by the Company of all fees, costs and expenses due and payable as of the Effective Date hereunder and under the Credit Agreement, including any costs and expenses payable under Section 5(g) of this Amendment (including the Administrative Agent’s Attorney Costs, to the extent invoiced on or prior to the Effective Date).

(4) The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Company as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment.

3.

(5) The Administrative Agent shall have received a favorable opinion of counsel to the Company, addressed to the Agents and each Lender, with respect to this Amendment, in form and substance satisfactory to the Agents and each Lender (which opinion may be rendered by internal Company counsel).

(6) The Administrative Agent shall have received all other documents it, any L/C Issuer or the Lenders may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

(7) The representations and warranties in Section 3 of this Amendment shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

(b) For purposes of determining compliance with the conditions specified in Section 4(a), each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Effective Date specifying its objection thereto.

(c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

(d) The Administrative Agent will notify the Company and the Lenders of the occurrence of the Effective Date.

5. Miscellaneous.

(a) The Company acknowledges and agrees that the execution and delivery by the Administrative Agent, the L/C Issuers, the Canadian Facility Agent, the Canadian Swing Line Lender, the U.S. Swing Line Lender and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(d) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Amendment Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4, this Amendment shall become effective

4.

when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(e) This Amendment and the other Amendment Documents contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

(f) If any provision of this Amendment or the other Amendment Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Amendment Documents and Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g) The Company agrees to pay or reimburse all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other Amendment Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), as outlined in the Engagement Letter, dated April 18, 2007, by and among the Company, the Administrative Agent and the Arranger.

(h) This Amendment shall constitute a Loan Document.

[signature pages follow]

5.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JACOBS ENGINEERING GROUP INC.

By:	/s/ John W. Prosser, Jr.
Name:	John W. Prosser, Jr.
Title:	Executive Vice President: Finance and Administration

JACOBS CANADA INC.

By:	/s/ John W. Prosser, Jr.
Name:	John W. Prosser, Jr.
Title:	Treasurer

JACOBS FRANCE S.A.S.

By:	/s/ John W. Prosser, Jr.
Name:	John W. Prosser, Jr.
Title:	Attorney-In-Fact

GIBB HOLDINGS LTD

By:	/s/ Graham Jones
Name:	Graham Jones
Title:	Director

S-1.

JACOBS UK HOLDINGS LIMITED

By:	/s/ Graham Jones
Name:	Graham Jones
Title:	Director

JACOBS ENGINEERING U.K. LIMITED

By:	/s/ Graham Jones
Name:	Graham Jones
Title:	Director

JACOBSGIBB LTD

By:	/s/ Graham Jones
Name:	Graham Jones
Title:	Director

S-2.

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Brenda H. Little
Name:	Brenda H. Little
Title:	Assistant Vice President

S-3.

THE BANK OF NOVA SCOTIA, as
Canadian Facility Agent

By:	/s/ James J. Rhea
Name:	James J. Rhea
Title:	Director

S-4.

BANK OF AMERICA, N.A., as a Tranche 1 Lender, L/C Issuer and U.S. Swing Line Lender

By:	/s/ Robert W. Troutman
Name:	Robert W. Troutman
Title:	Managing Director

S-5.

THE BANK OF NOVA SCOTIA, as Tranche 2 Lender and as Canadian Swing Line Lender

By:	/s/ James J. Rhee
Name:	James J. Rhee
Title:	Director

S-6.

BNP PARIBAS, as a Tranche 1 Lender

By:	/s/ Pierre-Nicholas Rogers
Name:	Pierre-Nicholas Rogers
Title:	Managing Director

By:	/s/ Jamie Dillon
Name:	Jamie Dillon
Title:	Managing Director

S-7.

WACHOVIA BANK NATIONAL ASSOCIATION, as a Tranche 1 Lender and as L/C Issuer

By:	/s/ John G. Taylor
Name:	John G. Taylor
Title:	Director

S-8.

THE ROYAL BANK OF SCOTLAND PLC, as a Tranche 1 Lender

By:	/s/ L. Peter Yetman
Name:	L. Peter Yetman
Title:	Senior Vice President

S-9.

U.S. BANK NATIONAL ASSOCIATION, as a Tranche 1 Lender

By:	/s/ Thomas Marks
Name:	Thomas Marks
Title:	Vice President

S-10.

UNION BANK OF CALIFORNIA, N.A. , as a Tranche 1 Lender

By:	/s/ Peter Thompson
Name:	Peter Thompson
Title:	Vice President

S-11.

WELLS FARGO BANK, N.A., as a Tranche 1 Lender

By:	/s/ Mitsoo Iravani
Name:	Mitsoo Iravani
Title:	Vice President

S-12.

KEYBANK NATIONAL ASSOCIATION, as a Tranche 1 Lender

By:	/s/ Frank J. Jancar
Name:	Frank J. Jancar
Title:	Vice President

S-13.

SUMITOMO MITSUI BANKING CORPORATION, as a Tranche 1 Lender

By:	/s/ Leo E. Pagarigan
Name:	Leo E. Pagarigan
Title:	General Manager

S-14.

COMERICA BANK, as a Tranche 1 Lender

By:	/s/ Elise M. Walker
Name:	Elise M. Walker
Title:	Vice President

S-15.

THE NORTHERN TRUST COMPANY, as a Tranche 1 Lender

By:	/s/ John E. Burda
Name:	John E. Burda
Title:	Vice President

S-16.

CONSENT AND AGREEMENT OF GUARANTORS

May 4, 2007

Each of the undersigned, in its capacity as a party to a Guaranty, acknowledges that its consent to the foregoing Amendment Agreement (the “Agreement”) is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned executed by the undersigned in the Agents’, the L/C Issuers’, the Swing Line Lenders’ and the Lenders’ favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

1.

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Agreement of Guarantors to be duly executed as of the date set forth above.

JACOBS ENGINEERING GROUP INC.

By:	/s/ John W. Prosser, Jr.
Name:	John W. Prosser, Jr.
Title:	Executive Vice President: Finance and Administration

JACOBS FIELD SERVICES NORTH AMERICA INC.

By	/s/ John. W. Prosser, Jr.
John. W. Prosser, Jr.
Treasurer

JACOBS ENGINEERING INC.

By	/s/ John. W. Prosser, Jr.
John. W. Prosser, Jr.
Treasurer

JACOBS FACILITIES INC.

By	/s/ John. W. Prosser, Jr.
John. W. Prosser, Jr.
Treasurer

JACOBS TECHNOLOGY INC.

By	/s/ John. W. Prosser, Jr.
John. W. Prosser, Jr.
Treasurer

2.

JACOBS CIVIL INC.

By	/s/ John. W. Prosser, Jr.
John. W. Prosser, Jr.
Treasurer

JACOBS CANADA INC.

By	/s/ John. W. Prosser, Jr.
John. W. Prosser, Jr.
Treasurer

JACOBS FRANCE S.A.S.

By	/s/ John. W. Prosser, Jr.
John. W. Prosser, Jr.
Attorney-In-Fact

GIBB HOLDINGS LTD

By:	/s/ Graham Jones
Graham Jones
Director

JACOBS ENGINEERING U.K. LIMITED

By:	/s/ Graham Jones
Graham Jones
Director

3.

JACOBSGIBB LTD

By:	/s/ Graham Jones
Graham Jones
Director

JACOBS UK HOLDINGS LIMITED

By:	/s/ Graham Jones
Graham Jones
Director

4.

JACOBS CIVIL INC.

By	/s/ John. W. Prosser, Jr.
John. W. Prosser, Jr.
Treasurer

JACOBS CANADA INC.

By	/s/ John. W. Prosser, Jr.
John. W. Prosser, Jr.
Treasurer

JACOBS FRANCE S.A.S.

By	/s/ John. W. Prosser, Jr.
John. W. Prosser, Jr.
Attorney-In-Fact

GIBB HOLDINGS LTD

By:	/s/ Graham Jones
Graham Jones
Director

JACOBS ENGINEERING U.K. LIMITED

By:	/s/ Graham Jones
Graham Jones
Director

3.

JACOBSGIBB LTD

By:	/s/ Graham Jones
Graham Jones
Director

JACOBS UK HOLDINGS LIMITED

By:	/s/ Graham Jones
Graham Jones
Director

4.